--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                           Capital Appreciation Fund
--------------------------------------------------------------------------------
                                 June 30, 1997
--------------------------------------------------------------------------------

Report Highlights
================================================================================
Capital Appreciation Fund

* The stock market added two more positive quarters to its long bull run, posting 10 consecutive quarterly increases for the first time in 40 years. Large, blue chip stocks led the advance.

* The fund's return for the first half was solid but, reflecting our conservative approach, did not match the surging S&P 500 Stock Index or Lipper peer group average.

* Security diversification changed little over the period, with 52% of net assets in common stocks and 27% in convertibles remaining our largest commitments.

* The media group was a major contributor to the fund's first half advance, and mergers and acquisitions were also beneficial.

* We intend to maintain our risk-averse strategy to help shareholders stay the course by cushioning the fund's share price from the brunt of a market decline.

Fellow Shareholders
================================================================================

     Let's not get Spellbound. Equity markets continued upward, completing their ninth and tenth consecutive positive quarters. This hasn't happened in 40 years. Persistently low levels of inflation and a strong (but not too strong) economy were the key positives. Fixed income markets were flat to slightly higher. The Federal Reserve modestly raised the interest rate it charges banks, but this dampened investor enthusiasm only temporarily. Meanwhile, the potential vertigo inherent in today's historically high equity valuations remains ignored by most investors N but we view them with suspicion.

     Capital Appreciation Fund continued its cautious approach. We have always taken what appear to us to be prudent risks, continually locking in gains and using asset allocation and other strategies to protect your investment. The fund's first half performance was strong, although behind that of our Lipper peer group average and the broad, unmanaged Standard & Poor's 500 Stock Index. For the longer period, the fund surpassed the average capital appreciation fund but not the broad market.

Market Environment and Performance Recap
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/97                      6 Months         12 Months
--------------------------------------------------------------------------------
Capital Appreciation Fund                      8.78%            18.81%
S&P 500                                       20.61             34.70
Lipper Capital Appreciation
Funds Average                                 10.16             14.44
================================================================================

     Financial markets and most of their subsectors were almost universally strong in the first half of 1997. Foreign equities moved up almost as rapidly as those in the United States. The U.S. dollar strengthened on balance, consumer confidence soared, and commodity prices trended down; it was close to a perfect environment. Other than those owning gold stocks or securities in a few obscure locales, most investors made money, and some made a great deal.

     The big winners were owners of very large, quality growth companies. These stocks have been the driving force behind the strong equity indices. Apart from the hapless gold stocks, whose index fell about 20%, almost all other groups were up as well, but nowhere near the 40% recorded by a handful of top names.

     [Pie chart "Security Diversification" Common stocks 52%, convertibles 27%, preferred stocks 4%, bonds 6%, reserves]

     Capital Appreciation, I confess, was not well positioned to participate in the market's surge. First, by design, we attempt to hold down our risk exposure and currently are only about half invested in common stocks, as shown in the Security Diversification chart. Our other positions posted solid gains, but not when compared with stocks. Second, we held only minor positions in the large growth companies that dominate the S&P 500. The frenzy that drove prices for these securities may or may not be justified, but the resulting high valuations are certainly not appropriate for a risk-averse fund. Third, we have large exposure to electric utility and energy sector companies, groups that significantly lagged the market. Fortunately, a series of individual security successes enabled the fund to provide respectable returns.

Portfolio Highlights
================================================================================

     The media group, a long-time portfolio focus, continued to generate outstanding gains in the first half. THE NEW YORK TIMES and THE WASHINGTON POST were particularly large contributors, as shown in the table following this letter. These companies were all purchased when the underlying values of their properties (measured by the prices those properties would command if sold separately) far exceeded their share prices. Today the gap between underlying values and stock values has narrowed substantially, and although we don't see the stocks as overpriced, we have begun to trim these positions to lock in gains. We also shifted significant assets into TIME WARNER convertible bonds, a security whose terms should limit its risk while giving us some continued upside exposure to media industry growth.

     CIBA-GEIGY/SANDOZ CAPITAL/NOVARTIS -- yes, it's all actually one entity -- is another example of your fund's risk control portfolio dynamics at work. About two years ago, we became convinced that this major Swiss pharmaceutical manufacturer was underpriced. We gradually built a large position in its common stock and were rewarded with solid gains in 1996. Nine months ago, as this security reached our price targets, we shifted a substantial portion of the money into its convertible bonds N a move that exchanged some future appreciation potential for a solid underpinning of loss protection. Now these bonds have also soared, and with fond regret, we are eliminating the position. Trying to have a lifeboat handy has reduced our gains somewhat, but when the market turns ugly, the benefits can be dramatic.

     One major portfolio management success of the period doesn't show up in the typical statistical summaries. We swapped portions of our HOMESTAKE MINING and NEWMONT MINING holdings for an expanded position in SANTA FE GOLD. This company was then merged into Newmont, reestablishing a larger but cheaper position in that stock. Unfortunately, the substantial weakness in gold mining generally left us with an insignificant loss rather than the gains we might normally have realized with such a successful series of interrelated trades.

     Among the usual buying and selling of positions that occurred over the past six months, several other programs stand out. We initiated holdings in WHEELABRATOR TECHNOLOGIES, acquiring 850,000 shares (equal to 1% of our assets). This buying has now stopped due to the announced takeover of the company by an affiliate at a reasonably higher price. We continued to add to AMERADA HESS and UNION TEXAS PETROLEUM with most of the money coming from our sales of SUN COMPANY. The net of these and our other energy transactions was pretty much a wash, but we do believe that we've enhanced the fund's profit potential. In the convertible sector, a major purchase was U.S. CELLULAR (in addition to Time Warner). Finally, we saw through to completion the merger/sale of PHH, one of our stellar long-term holdings. We are now attempting to maximize the value of numerous hedging transactions undertaken with regard to the PHH position.

Outlook
================================================================================

     Stock market cycles, economic cycles, and credit cycles always seem similar, but only when viewed through the rear window of history. Today we are hearing extreme projections with regard to all these phenomena -- and with every shade of expectation in between. For the record, we expect fairly strong economic growth to continue, and with inflation seemingly subdued, it appears some time will elapse before the next move in Federal Reserve policy.
Nevertheless, when that action does come, we anticipate it will be another incremental increase rather than a decrease in interest rates. As for the stock market, we have not a shadow of a doubt that it is overvalued and will decline, but we don't know when or from what level.

==============================
 . . .  we  will  continue  our
overall    policy    of   risk
avoidance . . .
------------------------------

     Given the future's uncertainties and our particular skills, we will continue our overall policy of risk avoidance, while maintaining our primary focus on individual security selection. The past six months have been a particularly trying period: it's never easy when many around you seem to be getting rich effortlessly -- and I have often seen myself as the man who knew too much, yet not enough. Yes, it would have been nice if Capital Appreciation Fund had been somewhat less concerned with risk, but that would be a different fund, and I'd be the wrong man tomanage it. We have made fine returns recently and good returns in the past when some investors even lost money.

     Investment history teaches us that down markets are inevitable, if unpredictable. When they come, they often have a notorious effect on investor wealth, for two very good reasons: First, market drops are often large and concentrated. Second, shareholders tend to get discouraged, perhaps even panic and exit the market. Then, they don't buy back in to take advantage of the typical recovery stage. We see our fund's investment approach as mitigating these risks. As managers, we continually seek to limit the potential drop that might occur if financial markets, particularly the stock market, were to weaken. This more muted volatility should help you, our shareholders, maintain your commitment to these high-return markets over the longer term. As always, we appreciate the confidence you have shown by investing in the fund.

Respectfully submitted,

/s/

Richard P. Howard

President and Chairman of the Investment Advisory Committee
July 21, 1997
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/97
Centerior Energy/Cleveland Electric ...........................             6.4%
Time Warner 3.5
Genentech .....................................................             3.3
Amerada Hess ..................................................             2.8
Loews .........................................................             2.8
Automatic Data Processing .....................................             2.8
New York Times ................................................             2.7
Tennessee Valley ..............................................             2.5
Newmont Mining ................................................             2.2
Rouse .........................................................             2.2
Unicom ........................................................             2.1
U S WEST ......................................................             2.1
Washington Post 2.1
Roche Holdings ................................................             1.7
WMX Technologies ..............................................             1.7
Homestake Mining ..............................................             1.6
Texaco ........................................................             1.4
Murphy Oil ....................................................             1.4
Kemper ........................................................             1.4
Philip Morris .................................................             1.4
Great Lakes Chemical ..........................................             1.4
Grand Metropolitan ............................................             1.4
Union Texas Petroleum .........................................             1.3
Chris-Craft 1.3
LONRHO ........................................................             1.3
--------------------------------------------------------------------------------
Total .........................................................            54.8%
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
6 Months Ended 6/30/97

Ten Best Contributors
--------------------------------------------------------------------------------
New York Times  10c
Sandoz Capital .........................................................    7
Corning 5
Washington Post 4
Genentech ..............................................................    4
Sallie Mae ** ..........................................................    3
Automatic Data Processing ..............................................    3
Polaroid ...............................................................    3
American Express .......................................................    3
Chris-Craft 3
Total ..................................................................   45c

Ten Worst Contributors
--------------------------------------------------------------------------------
Unicom  -3c
Price Company ** .......................................................    2
Reader's Digest 1
Hills Stores ...........................................................   --
Silicon Graphics * .....................................................   --
Newmont Mining .........................................................   --
Rouse ..................................................................   --
Homestake Mining .......................................................   --
LONRHO .................................................................   --
Kerr-McGee .............................................................   --
Total ..................................................................   -6c

12 Months Ended 6/30/97

Ten Best Contributors
--------------------------------------------------------------------------------
Centerior Energy/Cleveland Electric ....................................   27c
New York Times .........................................................   17
PHH *** 13
Automatic Data Processing ..............................................    9
Loews ..................................................................    9
Sallie Mae .............................................................    8
Corning 7
Sandoz Capital .........................................................    6
Texaco .................................................................    6
American Express .......................................................    6
Total ..................................................................   108c

Ten Worst Contributors
--------------------------------------------------------------------------------
Price Company ** .......................................................   -3c
Newmont Mining .........................................................    3
Unicom .................................................................    2
Great Lakes Chemical ...................................................    1
Hills Stores ...........................................................    1
Homestake Mining .......................................................    1
LONRHO .................................................................    1
Reader's Digest 1
A.T. Cross .............................................................   --
Entergy -
Total ..................................................................   -13c
================================================================================

*    Position added
**   Position eliminated
***  Acquired by another company

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
PERFORMANCE CONTRIBUTIONS

6 months ended 6/30/97
                                                   Cents-Per-Share    Percent of
Sector                                                Contribution    Net Assets
--------------------------------------------------------------------------------
Basic Materials ........................................         -1c          5%
Business Services and Transportation ...................         16           8
Consumer Cyclicals .....................................          4           5
Consumer Nondurables ...................................         23           9
Consumer Services ......................................         28          16
Energy .................................................          6          11
Financial ..............................................         18          10
Process Industries .....................................          6           3
Technology .............................................          1           1
Utilities ..............................................          3          16
U.S. Governments/Options ...............................         --           1
Miscellaneous ..........................................         --           4
Reserves and Income ....................................         23          11
--------------------------------------------------------------------------------
Total Portfolio ........................................         127c       100%
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Capital Appreciation Fund SEC chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 6/30/97                1 Year     3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Capital Appreciation Fund             18.81%      17.58%      14.60%      13.02%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

Unaudited                                                                            For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                           6 Months           Year
                                              Ended          Ended
                                            6/30/97       12/31/96       12/31/95       12/31/94       12/31/93       12/31/92

NET ASSET VALUE
Beginning of period ...............      $    14.47     $    13.67     $    12.10     $    12.66     $    11.39     $    11.02
Investment activities
    Net investment income .........            0.24           0.60           0.43           0.35           0.26           0.51
    Net realized and
    unrealized gain (loss) ........            1.03           1.70           2.30           0.13           1.52           0.52
    Total from
    investment activities .........            1.27           2.30           2.73           0.48           1.78           1.03
Distributions
    Net investment income .........              --          (0.60)         (0.44)         (0.35)         (0.18)         (0.50)
    Net realized gain .............              --          (0.90)         (0.72)         (0.69)         (0.33)         (0.16)
    Total distributions ...........              --          (1.50)         (1.16)         (1.04)         (0.51)         (0.66)
NET ASSET VALUE
End of period .....................      $    15.74     $    14.47     $    13.67     $    12.10     $    12.66     $    11.39
Ratios/Supplemental Data
Total return ......................            8.78%         16.82%         22.57%          3.80%         15.66%          9.36%
Ratio of expenses to
average net assets ................            0.66%+         0.76%          0.97%          1.10%          1.09%          1.08%
Ratio of net investment
income to average
net assets ........................            3.12%+         4.07%          3.28%          2.91%          2.37%          4.28%
Portfolio turnover rate ...........            52.7%+         44.2%          47.0%          43.6%          39.4%          30.3%
Average commission
rate paid .........................      $   0.0420     $   0.0584             --             --             --             --
Net assets, end of period
(in millions) .....................      $    1,024     $      960     $      864     $      655     $      536     $      359
====================================================================================================================================

+    Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited                                                          June 30, 1997
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                     Shares/Par            Value
                                                                    In thousands

Common Stocks  51.5%
FINANCIAL  7.0%
Insurance  4.3%
Harleysville Group ...........................           85,000          $ 3,235
Loews ........................................          285,000           28,536
Risk Capital Holdings * ......................           40,000              830
Unitrin ......................................          130,000            7,971
Willis-Corroon ADR ...........................          274,800            3,074
                                                                          43,646

Financial Services 2.6%
American Express .............................          110,000            8,195
Fannie Mae ...................................          145,000            6,326
Fund American Enterprises ....................           65,000            6,825
Zurich Reinsurance * .........................          145,000            5,727
                                                                          27,073

Bank and Trust 0.1%
Bank Fuer International Zahlung (CHF) ........              100              702
                                                                             702
Total Financial ..............................                            71,421

UTILITIES 7.1%
Electric Utilities 7.1%
Centerior Energy .............................        3,950,000           44,191
Ohio Edison ..................................          320,000            6,980
Unicom .......................................          989,900           22,025
Total Utilities ..............................                            73,196

CONSUMER NONDURABLES 5.5%
Food Processing 0.2%
McCormick ....................................           70,000            1,772
                                                                           1,772

Pharmaceuticals 3.8%
Genentech * ..................................          575,000           33,889
Perrigo * ....................................           22,000              276
Schering-Plough ..............................          100,000            4,788
                                                                          38,953

Miscellaneous Consumer Products 1.5%
A. T. Cross (Class A) ........................        115,000 $            1,466
Philip Morris ................................          325,000           14,422
                                                                          15,888
Total Consumer Nondurables ...................                            56,613

CONSUMER SERVICES 9.3%
General Merchandisers 0.5%
Hills Stores * ...............................          200,000              687
Wal-Mart .....................................          125,000            4,227
                                                                           4,914

Specialty Merchandisers 1.4%
Petrie Stores Liquidation Trust * ............        2,560,000            8,080
The Limited ..................................          210,000            4,252
Toys "R" Us * ................................           55,000            1,925
                                                                          14,257

Entertainment and Leisure 0.8%
HFS * ........................................           83,500            4,843
Reader's Digest (Class A) ....................           50,000            1,434
Reader's Digest (Class B) ....................           75,000            2,077
                                                                           8,354

Media and Communications 6.6%
Chris-Craft * ................................          275,000           13,269
Meredith .....................................          230,000            6,670
New York Times (Class A) .....................          550,000           27,225
Washington Post (Class B) ....................           53,000           21,094
                                                                          68,258
Total Consumer Services 95,783

CONSUMER CYCLICALS 2.1%
Miscellaneous Consumer Durables 2.1%
Corning ......................................          200,000           11,125
Polaroid .....................................          180,000            9,990
Total Consumer Cyclicals .....................           21,115

TECHNOLOGY  0.7%
Information Processing  0.7%
IBM ..........................................           75,000         $  6,764
                                                                           6,764

Specialized Computer 0.0%
Silicon Graphics * ...........................           25,000              375
                                                                             375
Total Technology .............................                             7,139

BUSINESS SERVICES AND
TRANSPORTATION 2.4%
Transportation Services 1.1%
Overseas Shipholding Group ...................          285,000            5,593
Ryder System .................................          170,000            5,610
                                                                          11,203

Miscellaneous Business Services 1.3%
Wheelabrator Technologies ....................          850,000           13,122
                                                                          13,122
Total Business Services and Transportation ...                            24,325

ENERGY 9.6%
Exploration and Production 0.6%
Mitchell Energy & Development ................          260,000            5,655
                                                                           5,655

Integrated Petroleum - Domestic 7.0%
Amerada Hess .................................          525,000           29,170
Atlantic Richfield ...........................          160,000           11,280
Kerr-McGee ...................................           30,000            1,901
Murphy Oil ...................................          300,000           14,625
Sun Company ..................................           40,000            1,240
Union Texas Petroleum ........................          650,000           13,610
                                                                          71,826

Integrated Petroleum - International 1.4%
Texaco .......................................          135,000           14,681
                                                                          14,681

Energy Services 0.6%
Energy Group PLC ADR .........................          145,000            6,145
                                                                           6,145
Total Energy .................................                            98,307

PROCESS INDUSTRIES 3.8%
Specialty Chemicals 1.4%
Great Lakes Chemical .........................          275,000           14,403
                                                                          14,403

Forest Products 1.6%
Deltic Timber ................................           60,000            1,759
International Paper ..........................           70,000            3,399
Weyerhaeuser .................................          220,000           11,440
                                                                          16,598

Building and Construction 0.8%
Hanson PLC ADR ...............................          125,000            3,125
Johns Manville ...............................          450,000            5,316
                                                                           8,441
Total Process Industries .....................                            39,442

BASIC MATERIALS 3.4%
Metals 0.1%
Hecla Mining * ...............................           65,000              349
                                                                             349

Mining 3.3%
Bougainville Copper (AUD) * ..................        1,000,000              401
Homestake Mining .............................          325,000            4,245
LONRHO (GBP) .................................        3,271,436            6,919
Newmont Mining ...............................          576,250           22,474
                                                                          34,039
Total Basic Materials ........................                            34,388

Miscellaneous Common Stocks 0.6% .............                             6,213
Total Common Stocks (Cost $  386,623) ........                           527,942

Preferred Stocks 3.9%
Cleveland Electric, $1.88 Adj., (Series L) ...           60,000            5,310
Cleveland Electric, $90, (Series S) ..........            9,000            9,461
Cleveland Electric, 8.80%, (Series R) ........            6,575            6,846
Entergy GSU, 8.75%, Adj. B ...................           39,959            1,938
Kemper, (Series E) ...........................          280,000           14,560
Niagara Mohawk, Adj., (Series A) .............           30,000              608
Niagara Mohawk, Adj., (Series B) .............           25,349              596
Niagara Mohawk, Adj., (Series C) .............           28,000         $    626
Total Preferred Stocks (Cost$   33,625) ......                            39,945

Convertible Preferred Stocks 0.6%
International Paper, 5.25% ...........................        20,000       1,077
Rouse, $3.00, (Series B) .............................       110,000       5,307
Total Convertible Preferred Stocks (Cost $6,192) .....                     6,384

Convertible Bonds 26.5%
ALZA, LYONs, Sub. Notes, Zero Coupon, 7/14/14 ........   $13,800,000       6,107
Automatic Data Processing, LYONs
        Zero Coupon, 2/20/12 .........................    46,100,000      27,876
Comcast, Sub. Deb., STEP, 3.375%, 9/9/05 .............    10,000,000      10,559
ENSERCH, Sub. Deb., 6.375%, 4/1/02 ...................    11,550,000      11,579
Grand Metropolitan
        6.50%, 1/31/00 ...............................     7,650,000      10,747
        (144a), 6.50%, 1/31/00 .......................     2,600,000       3,653
Homestake Mining, (144a), Sub. Deb., 5.50%, 6/23/00 ..    12,300,000      11,885
LONRHO Finance, 6.00%, 2/27/04  GBP 4,000,000 ........                     6,245
Marriott International, LYONs, Zero Coupon, 3/25/11 ..   $15,000,000       9,145
McKesson, Sub. Deb., 4.50%, 3/1/04 ...................     3,250,000       2,852
Office Depot, LYONs
        Zero Coupon, 12/11/07 ........................     2,000,000       1,359
        Zero Coupon, 11/1/08 .........................    12,500,000       7,764
Outboard Marine, Deb., 7.00%, 7/1/02 .................     4,000,000       4,005
Peninsular & Orient, 7.25%, 5/19/03 GBP 3,700,000 ....                     6,562
Potomac Electric Power, Sub. Deb., 5.00%, 9/1/02 .....   $ 6,000,000       5,550
Roche Holdings, LYONs, (144a), Zero Coupon, 5/6/12 ...    40,000,000      17,500
Rouse, Sub. Deb., 5.75%, 7/23/02 .....................    16,000,000      16,840
Sandoz Capital, 2.00%, 10/6/02 .......................     1,000,000       1,535
Silicon Graphics, (144a), Zero Coupon, 11/2/13 .......    10,500,000       5,148
Time Warner, LYONs
        Zero Coupon, 12/17/12 ........................    45,000,000      17,791
        Zero Coupon, 6/22/13 .........................    38,000,000      17,683
U S West, LYONs, Zero Coupon, 6/25/11 ................    55,000,000      21,207
UBS Finance, MTN, 2.00%, 12/15/00 ....................     1,000,000         965
U.S. Cellular, LYONs, Zero Coupon, 6/15/15 ...........    25,000,000       8,749
USF&G, Zero Coupon, 3/3/09 ...........................   $10,750,000    $  7,772
WMX Technologies, Sub. Deb., 2.00%, 1/24/05 ..........    18,000,000      16,926
Zurich Insurance, 1%, 4/15/03 ........................     6,100,000       5,871
Miscellaneous Convertible Bonds ......................                     7,677
Total Convertible Bonds (Cost $   249,317) ...........                   271,552
Miscellaneous Corporate Bonds 0.3% (Cost  $2,228) ....                     2,525
U.S. Government Obligations/

Agencies 8.0%
Federal National Mortgage Assn., MTN
        5.37%, 2/7/01 ................................     5,000,000       4,825
Tennessee Valley Authority
        5.98%, 4/1/36 ................................    25,000,000      25,202
U.S. Treasury Notes
        5.75%, 10/31/97 ..............................     9,000,000       9,007
        6.125%, 7/31/00 ..............................     2,000,000       1,993
        6.25%, 4/30/01 ...............................     3,000,000       2,992
        6.75%, 5/31/99 ...............................     5,000,000       5,058
        7.375%, 11/15/97 .............................     8,000,000       8,050
Miscellaneous U.S. Government Obligations/Agencies ...                    24,793
Total U.S. Government Obligations/Agencies (Cost $82,093)                 81,920
Options Purchased 0.3%
Automatic Data Processing
        Put, 11/22/97 @ $50.00 * .....................           500         219
        Put, 8/16/97 @ $50.00 * ......................           250          86
Chubb, Put, 7/19/97 @ $55.00 * .......................           140           2
HFS
        Put, 10/18/97 @ $60.00 * .....................           300         152
        Put, 10/18/97 @ $70.00 * .....................           350         409
        Put, 7/19/97 @ $60.00 * ......................           985         215
IBM
        Put, 1/17/98 @ $100.00 * .....................           240         276
        Put, 1/17/98 @ $45.00 * ......................           250         234
        Put, 10/18/97 @ $77.50 * .....................           150          20
        Put, 10/18/97 @ $87.50 * .....................           250          94
        Put, 7/19/97 @ $80.00 * ......................           250           5
Microsoft, Put, 7/19/97 @ $85.00 * ...................           250           1
Schering Plough
        Put, 11/22/97 @ $50.00 * .....................           250          97
        Put, 11/22/97 @ $90.00 * .....................           500          87
        Put, 8/16/97 @ $85.00 * ......................           500          19
Silicon Graphics
        Put, 11/22/97 @ $22.50 * .....................           250         189
        Put, 8/16/97 @ $30.00 * ......................           250         373
The Limited
        Put, 11/22/97 @ $22.50 * .....................           240          67
        Put, 8/16/97 @ $20.00 * ......................           240          17
        Put, 8/16/97 @ $22.50 * ......................           240          59
Toys "R" Us
        Put, 12/20/97 @ $35.00 * .....................           250          62
        Put, 9/20/97 @ $30.00 * ......................           300          15
Wal Mart
        Put, 12/20/97 @ $32.50 * .....................           250          36
        Put, 12/20/97 @ $35.00 * .....................           250          64
        Put, 9/20/97 @ $25.00 * ......................           500           3
Total Options Purchased (Cost $ 4,781) ...............                     2,801

Short-Term Investments  10.7%
Certificates of Deposit  2.0%
Bank of Nova Scotia, 5.55%, 7/14/97 .................     10,000,000      10,000
Caisse National De Credit Agricole, 5.63%, 8/11/97 ..     10,000,000      10,000
                                                                          20,000

Commercial Paper 8.7%
Abbey National, 5.55%, 8/12/97 ......................     10,000,000       9,935
BT Securities, 5.57%, 8/25/97 .......................     10,000,000       9,915
GE Capital, 5.57%, 8/14/97 ..........................     10,000,000       9,932
Merrill Lynch, 5.56%, 7/31/97 .......................     10,000,000       9,954
National Rural Utilities Cooperative Finance
        5.55%, 9/8/97 ...............................     10,000,000       9,893
Statoil (Den Norske Stats Oljeselskap),
   5.54%, 7/7/97 ....................................     10,000,000       9,991
Investments in Commercial Paper
        through a Joint Account
        6.05 - 6.20%, 7/1/97 ........................     29,793,133      29,793
                                                                          89,413
Total Short-Term Investments (Cost $    109,413) ....                    109,413
Total Investments in Securities
101.8% of Net Assets (Cost $874,272) ................               $  1,042,482
Other Assets Less Liabilities .......................                   (18,047)
NET ASSETS ..........................................               $  1,024,435
Net Assets Consist of:
Accumulated net investment income -
net of distributions ................................               $     15,580
Accumulated net realized gain/loss -
net of distributions ................................                     69,202
Net unrealized gain (loss) ..........................                    168,203
Paid-in-capital applicable to 65,071,718
shares of no par value capital stock
outstanding; unlimited shares authorized ............                    771,450
NET ASSETS ..........................................               $  1,024,435
NET ASSET VALUE PER SHARE ...........................                    $ 15.74

*      Non-income producing
MTN    Medium term note
STEP   Stepped coupon bond
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 3.73% of net assets.
AUD    Australian dollar
CHF    Swiss franc
GBP    British sterling
LYONs Liquid Yield Option Notes
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                                    In thousands
                                                                        6 Months
                                                                           Ended
                                                                         6/30/97
Investment Income
Income
    Interest .................................................         $ 10,852
    Dividend .................................................            7,605
    Total income .............................................           18,457
Expenses
    Investment management ....................................            1,874
    Shareholder servicing ....................................            1,170
    Custody and accounting ...................................               84
    Prospectus and shareholder reports .......................               43
    Registration .............................................               39
    Legal and audit ..........................................               11
    Proxy and annual meeting .................................               10
    Trustees .................................................                6
    Miscellaneous ............................................                5
    Total expenses ...........................................            3,242
Net investment income ........................................           15,215
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities ...............................................           50,105
    Foreign currency transactions ............................               (8)
    Net realized gain (loss) .................................           50,097
Change in net unrealized gain or loss
    Securities ...............................................           18,830
    Other assets and liabilities
    denominated in foreign currencies ........................               (9)
    Change in net unrealized gain or loss ....................           18,821
Net realized and unrealized gain (loss) ......................           68,918
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................         $ 84,133
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                          6 Months         Year
                                                             Ended        Ended
                                                           6/30/97     12/31/96

Increase (Decrease) in Net Assets
Operations
    Net investment income ...........................  $    15,215    $  37,057
    Net realized gain (loss) ........................       50,097       69,939
    Change in net unrealized gain or loss ...........       18,821       35,504
    Increase (decrease) in net assets from operations       84,133      142,500
Distributions to shareholders
    Net investment income ...........................           --     (36,888)
    Net realized gain ...............................           --     (55,332)
    Decrease in net assets from distributions .......           --     (92,220)
Capital share transactions *
    Shares sold .....................................      122,085      233,393
    Distributions reinvested ........................           --       89,884
    Shares redeemed .................................     (141,725)   (277,888)
    Increase (decrease) in net assets from capital
    share transactions ..............................      (19,640)      45,389
Net Assets
Increase (decrease) during period ...................       64,493       95,669
Beginning of period .................................      959,942      864,273
End of period .......................................  $ 1,024,435    $ 959,942
*Share information
    Shares sold .....................................        8,240       16,009
    Distributions reinvested ........................           --        6,208
    Shares redeemed .................................       (9,510)     (19,115)
    Increase (decrease) in shares outstanding .......       (1,270)       3,102
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited                                                          June 30, 1997
================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Capital Appreciation Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1986.

     VALUATION Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     OPTIONS Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the six months ended June 30, 1997, were as follows:

================================================================================
                                                       Number of
                                                       Contracts       Premiums
--------------------------------------------------------------------------------
Outstanding at beginning of period                             -            $ -
Written                                                      350        191,000
Exercised                                                   (350)      (191,000)
Outstanding at end of period                                   -           $ -
================================================================================

     COMMERCIAL PAPER JOINT ACCOUNT The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $224,421,000 and $248,481,000, respectively, for the six months ended June 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $874,272,000, and net unrealized gain aggregated $168,210,000, of which $181,838,000 related to appreciated investments and $13,628,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $323,000 was payable at June 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Additionally, the management fee is subject to a performance adjustment dependent upon the investment performance of the fund as compared to the Standard & Poor's 500 Stock Index over a running 36-month period, as set forth in the investment management agreement. The performance adjustment for the six months ended June 30, 1997 decreased management fees by $1,184,000.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,038,000 for the six months ended June 30, 1997, of which $188,000 was payable at period-end.

     During the six months ended June 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $641,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.

================================================================================
T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information
--------------------------------------------------------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

     IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

     TELE*ACCESS [REGISTRATION MARK] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

     T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

Account Services

     CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

     AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

     AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     DIVIDEND AND CAPITAL GAINS PAYMENT Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

     INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

Investment Information

     COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by typeNstock, bond, and money market. Detail pages itemize account transactions by fund.

     SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     PERFORMANCE UPDATE This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

     INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

     DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

================================================================================
Annual Meeting Results
--------------------------------------------------------------------------------

     The Capital Appreciation Fund held an annual meeting on April 24, 1997, to elect directors of the fund; to ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. as the fund's independent accountants; and to vote on a proposed change in the fund's Investment Management Agreement.

     The results of voting were as follows (by numbers of shares):

FOR NOMINEES TO THE BOARD OF DIRECTORS:

DONALD W. DICK, JR.
In favor: 33,416,439.819
Withheld: 1,160,435.051

DAVID K. FAGIN
In favor: 33,498,742.643
Withheld: 1,078,132.227

HANNE M. MERRIMAN
In favor: 33,476,495.338
Withheld: 1,100,379.532

JAMES S. RIEPE
In favor: 33,493,068.701
Withheld: 1,083,806.169

GEORGE A. ROCHE
In favor: 33,496,901.223
Withheld: 1,079,973.647

M. DAVID TESTA
In favor: 33,484,755.580
Withheld: 1,092,119.290

HUBERT D. VOS
In favor: 33,417,430.150
Withheld: 1,159,444.720

PAUL M. WYTHES
In favor: 33,418,385.076
Withheld: 1,158,489.794

FOR A CHANGE IN THE FUND'S INVESTMENT MANAGEMENT AGREEMENT:

In favor: 29,405,050.377
Withheld: 1,394,037.431
Opposed: 3,777,787.062

FOR COOPERS & LYBRAND L.L.P AS INDEPENDENT ACCOUNTANTS:

In favor: 33,220,921.562
Withheld: 1,001,605.144
Opposed: 354,348.164

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration  Mark]:
1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                          410-625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                      Internet address: www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                    T. Rowe Price Capital Appreciation Fund.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F72-051  6/30/97